TL415 STKP3

                              PROSPECTUS SUPPLEMENT

                             DATED NOVEMBER 17, 1997

                      TEMPLETON GLOBAL OPPORTUNITIES TRUST

                                DATED MAY 1, 1997

I. The first two sentences of the second paragraph under "WHAT ARE THE FUND'S POTENTIAL RISKS?" are amended to READ:

         The Fund has an unlimited right to purchase securities in any developed foreign country and may invest up to 40% of its total assets in securities in developing countries. You should consider carefully the substantial risks involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments; developing markets involve heightened risks.

II. The following sentences are added to the end of the second paragraph under "WHAT ARE THE FUND'S POTENTIAL RISKS?":

         These considerations generally are more of a concern in developing countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in developing countries, therefore, may be subject to potentially higher risks than investments in developed countries. See "What Are the Fund's Potential Risks?" in the SAI.


III. The following paragraph is added under "WHAT ARE THE FUND'S POTENTIAL RISKS?":

         On July 1, 1997, Hong Kong reverted to the sovereignty of China. As with any major political transfer of power, this could result in political, social, economic, market or other developments in Hong Kong, China or other countries that could affect the value of Fund investments.

IV. As of June 1, 1997, Dean Witter InterCapital, Inc. ("InterCapital") no longer serves as sub-advisor of the Fund. Templeton Investment Counsel, Inc. ("TICI") remains the Fund's investment manager responsible for the Fund's investment decisions.

V. Category #5 under "SALES CHARGE WAIVERS" within the section "How Do I Buy Shares? - Sales Charge Reductions and Waivers" is replaced with the following:

         5. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

         If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of Fund shares and a new Contingency Period will begin. We will, however, credit your Fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

         If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.


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VI.       The following paragraph is added at the end of the section "HOW DO I
BUY SHARES?":

         FOR INVESTORS OUTSIDE THE U.S.

         The distribution of this prospectus and the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

VII. The discussion under "HOW DO I SELL SHARES?" is amended by replacing the chart and first two paragraphs with the following text:

         You may sell (redeem) your shares at any time.

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           METHOD             STEPS TO FOLLOW

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           BY MAIL            1. Send us signed written instructions. If you
                                 would like your redemption proceeds wired to a
                                bank account, your instructions should include:

                                   The name, address and telephone number of the bank
                                   where you want the proceeds sent

                                   Your bank account number

                                   The Federal Reserve ABA routing number

                                   If you are using a savings and loan or credit union, the name of thecorresponding bank and the account number

                              2. Include any outstanding share certificates for the shares you are selling 3. Provide a signature guarantee if required 4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.


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           BY                 PHONE Call Shareholder Services. If you would like
                              your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                              Telephone requests will be accepted:

                                   If the request is $50,000 or less. Institutional
                                   accounts may exceed $50,000 by completing a
                                   separate agreement. Call Institutiona

                                   Services to receive a copy.

                                   If there are no share certificates issued for the shares you want to sell or you have already returned them to the Fund

                                   Unless you are selling shares in a Trust Company
                                   retirement plan account

                                   Unless the address on your account was changed by phone within the last 15 days

                               If you do not want the ability to redeem by phone
                              to apply to your account, please let us know.

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           THROUGH YOUR

           DEALER             Call your investment representative

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We will send your  redemption  check  within  seven days  after we receive  your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 4:00 p.m. Eastern time, your wire payment will be sent the next business day. For requests received in proper form after 4:00 p.m. Eastern time, the payment will be sent the second business day. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.